================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of Earliest
                         Event Reported): August 3, 2005

                        RADIATION THERAPY SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-50802

                     FLORIDA                            65-0768951
        -------------------------------            -------------------
        (State or other jurisdiction of             (I.R.S. Employer
         incorporation or organization)            Identification No.)

  2234 Colonial Boulevard, Fort Myers, Florida            33907
  --------------------------------------------          ----------
    (Address of principal executive offices)            (Zip Code)

                                 (239) 931-7275
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 3, 2005, the Company issued a press release announcing its second quarter of 2005 financial results. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 2.02 of this Report on Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits

            99.1 Press  Release dated August 3, 2005  announcing  the Company's second  quarter of 2005 financial results.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               RADIATION THERAPY SERVICES, INC.

                                               By:  /s/ David Koeninger
                                                    ----------------------------
                                                    David Koeninger
                                                    Principal Financial Officer

Dated:  August 3, 2005

                                        3